Exhibit 99.1

Stock Code: 688082	Short Name: ACMSH

ACM Research (Shanghai), Inc.

Record of Investor Relations Activities

No.: 2023-04

Categories of investor relations activities	☐ Specific object survey	☐Analyst meeting
	☐ Media interview	✓Performance briefing
	☐ Press conference	☐Roadshow
	☐ Site visit	✓Others (open conference call)
Date	November 10, 2023
Venue	Conference call
Participants of the listed company	Chairman: HUI WANG General Manager: JIAN WANG Person in Charge of Financial Matters: LISA YI LU FENG Board Secretary: MINGZHU LUO
Summary of investor relations activities
I. Company Introduction: Leaders of ACM Research (Shanghai), Inc. (the “Company”) gave a brief introduction to the Company’s performance and financial situation for the third quarter of 2023 and answered questions of concern from investors.

II. Q&A

1. The Company disclosed that the backlog orders are showing good growth. What are the proportions of orders from large and small customers? Specifically, what is the distribution of orders in logic, storage, packaging and compound semiconductors?

A: Most of our backlog orders come from large customers. The increase in backlog orders disclosed in September is mainly due to batch orders from leading enterprises in China. Our backlog orders essentially cover the fields of logic, storage, packaging and compound semiconductors, with logic accounting for a relatively large proportion, storage a certain proportion, and advanced packaging orders coming from some leading companies in China. Overall, although we believe recent demand for the advanced packaging sector has been depressed, leading domestic packaging enterprises are beginning to show signs of recovery, resulting in growth in our orders, with advanced packaging sales still on par with last year’s level. In the future, we remain optimistic about the advanced packaging field and intend to continue to contribute technologies and products to this area.

2. What is the current progress of the Company’s PECVD equipment?

A: Our PECVD equipment team is actively cooperating with our customers and we believe they have made considerable progress in both hardware and software improvements. For the PECVD equipment, we have created our patented IP on the route towards differentiated technologies, which also brings more technical parameters and performance mapping. Once we overcome the difficulties to complete the verification and development, we expect our differentiated technologies will create significant output. In the future, we expect our PECVD equipment will be promoted in the global market.

3. The third quarter saw a significant increase in the Company’s comprehensive gross margin. How about the trend of gross margins for various products, including cleaning equipment, in addition to the upward proportions of electroplating and furnace tube products?

A: We have not disclosed the gross margin level by individual product. Generally speaking, electroplating and high-end cleaning equipment have higher gross margins, while some equipment for advanced packaging and mature processes has relatively lower gross margins. At the same time, gross margin levels vary by customer and application. In addition, the batching effect is expected to directly lead to a decline in production costs, which is expected to a certain extent to also push up the gross margin level for our products. In the future, considering the competitive characteristic of the whole market as well as the balanced development of marketization, our gross margin target remains within the range of 40% to 45%.

4. How about the current development and the future outlook for the Company’s electroplating products?

A: We have developed a comparatively full line of electroplating equipment, covering all kinds of electroplating equipment sold in the current international market, including Damascene plating, TSV plating, advanced packaging plating, and third-generation semiconductor plating equipment, the processes of which have also been verified. Our breakthroughs in electroplating have led to repeat orders, which is reflected in our revenue. We expect that next year, our electroplating products will still maintain a high growth. The electroplating market is rapidly expanding, mainly due to the construction of the front-end process plants and the demand for electroplating in 3D packaging. As such, we have a good view about the prospects of the electroplating market. In the future, we expect our electroplating equipment will also be marketed internationally, and in turn benefit from the growth of the global market.

5. What about the customer development for advanced packaging field at home and abroad?

A: Domestically, almost all packaging enterprises in China have introduced our packaging equipment, including copper plating equipment and coater/developer Track tool. Meanwhile, with our efforts in promoting our packaging equipment to the international market, various companies including those of the U.S. have also used our wet process products in their production lines in China. In the future, we plan to focus on the field of advanced packaging, leveraging our comprehensive advanced packaging wet process equipment and our global sales team’s efforts to expand the market share of our advanced packaging products.

6. What is the current progress of the Company’s Track equipment for ArF and KrF? How about the advanced indicators?

A: We believe our Track equipment has made good progress and is expected to dock with the lithographic tools at the end of this year. As an important feature, the equipment adopts an advanced architecture design, enabling high efficiency and output. Our equipment has a capacity of 300-330 pieces, which in the future can, with our architecture, also meet the capacity requirements of 400-450 pieces. Meanwhile, after more than ten years of development, we also excel in the stability of electronic control and software. Moving forward, we hope that with our products, we can break the current monopolistic market situation and become the second supplier of Track equipment worldwide.

7. What is the Company’s outlook for the demand from or expansion to non-mainstream customers such as second- and third-tier factories next year?

A: We believe some of the non-mainstream customers will continue to expand next year. In the future, we believe increased demand for electric vehicles and other application terminals will drive significant growth in demand for semiconductors such as power devices. We believe this will also lead to demand for upstream equipment including, among others, cleaning, electroplating and furnace tube equipment. We are thus still bullish on the growth of non-mainstream customers in the future.

8. What do you think about the trend of advanced process capacity expansion in China? What is the development of the Company’s advanced process equipment? Is there a big difference between the value of the Company’s advanced process and mature process?

A: Our revenue comes mainly from mature process equipment. The core of the future advanced process capacity expansion in China lies in the need to add some core equipment. The Company insists on a two-way development strategy: serving the domestic market in China, and increasing investment in advanced processes to develop customers worldwide, including in South Korea and the U.S.. We believe we will see an increased proportion of revenue from advanced processes in the future from increased contribution from global customers. Regarding our advanced process, we have supercritical CO2 cleaning equipment and more advanced cleaning technology reserves, ALD, electroplating equipment, PECVD equipment, and Track equipment, the proportion of which we also expect to grow.

9. What is the Company’s outlook for the future market share of cleaning equipment?

A: Our target for the future market share of our cleaning equipment in China is within the range of 50% to 60%.

10. What do you think about the change of market competition pattern in the next few years?

A: We believe the competition in the future Chinese market will still be technology-based, with the ability to provide customers with the best technology and cost-effectiveness being the core of the market. We believe our core competitiveness lies in our fully independent intellectual property rights. We believe that as current domestic production expansion in China matures, the Chinese market will enter a phase of competition based on independent core technologies. Additionally, while possessing independent core technologies, a player will also need to be able to expand into the international market.

Encl.: List of Participants
Name
Acuity Knowledge Partners (Hong Kong) Limited
CRIC Securities
First State
Hel Ved Capital Management Limited
IGWT Investment
MARCO POLO PURE ASSET MANAGEMENT LIMITED
StillBrookCapitalLimited
WESTERN SECURITIES CO., LTD.
Essence Securities Co., Ltd.
Barings Investment Management (Shanghai) Limited
Baichuan (Beijing) Asset Management Co., Ltd.
Aeon Insurance Asset Management Co., Ltd.
Pinpoint Asset Management Limited
Power Sustainable (Shanghai) Investment Management Co., Ltd.
Beijing Win Integrity Investment Management Co., Ltd.
Golden Bloom Capital
BSCOM Cathay Asset Management CO., LTD.
Beijing Shengxi Investment Management Co., Ltd.
Beijing Yutian Capital Management Co., Ltd.
Beijing Zhenke Private Equity Fund Management Co., Ltd.
APS China ASSET Management PTE Ltd
Green Court Capital Management Limited
Boyu Capital
Bohai Huijin Securities Asset Management Co., Ltd.
CHASING SECURITIES CO., LTD.
Chengdu Lingshi Private Equity Fund Management Co., Ltd.
TruValue Asset Management Co., Ltd.
Dacheng Fund Management Co., Ltd.
Dajia Asset Management Co., Ltd.
Tebon Securities Co., Ltd.
Oriental Alpha Fund Management Co., Ltd.
Eastmoney Securities Co., Ltd.
Orient Fund Management Co., Ltd.
Orient Securities Company Limited
Soochow Asset Management Co., Ltd.
Dongxing Fund Management Co., Ltd.
Founder Securities Co., Ltd.
Milestone AMC (Zhejiang) Co., Ltd.
Fosun Wealth International Holdings Limited
Fuanda Fund Management Co., Ltd.
Gongqingcheng Dingrui Asset Management Co., Ltd.
Everbright Yongming Asset Management Co., Ltd.
Everbright Securities Company Limited
Guangdong Haihui Huasheng Securities Investment Fund Management Co., Ltd.
GF Securities Co., Ltd.
GF Securities Asset Management (Guangdong) Co., Ltd.
Guangzhou Ruirong Private Equity Fund Management Co., Ltd.
Sealand Securities Co., Ltd.
Sinolink Securities Co., Ltd.

China Development Bank Securities Co., Ltd.
Guolian Securities Co., Ltd.
Guorong Fund Management Co., Ltd.
Guotai Asset Management Co., Ltd.
Guotai Junan International Holdings Limited
Guotai Junan Securities Co., Ltd.
Guotai Securities Investment Trust Co., Ltd.
Hainan Qianxin Private Fund Management Co., Ltd.
Shanghai Yuexi Private Equity Fund Management Partnership (L.P.)
Hainan Palm Bay Investment Co., Ltd.
Haitong Innovation Private Fund Management Co., Ltd.
Haitong Innovation Securities Investment Co., Ltd.
Haitong International Asset Management (HK) Limited
Haitong Securities Co., Ltd.
Korea Investment
Hanchuan Investment Management (Zhuhai) Co., Ltd.
Jwin Capital Co., Ltd.
Hangzhou Kaisheng Investment Management Co., Ltd.
Hangzhou Zhengxin Private Equity Fund Management Co., Ltd.
Harvest Forever Capital Management (Beijing) Co., Ltd.
Hexie Health Insurance Co., Ltd.
Henan Huizhong Asset Management
Focusbridge Investments Limited Co., Ltd.
Hony Horizon Fund Co., Ltd.
Sequoia Capital Equity Investment Management (Tianjin) Co., Ltd.
Hongta Securities Co., Ltd.
Red Earth Innovation Fund Management Co., Ltd.
Harmony Capital Financial Holdings Company Limited
Hongyun Private Equity Fund Management (Hainan) Co., Ltd.
Citigroup Global Markets Asia Limited
Hua’an Financial Insurance Asset Management Co., Ltd.
Hua’an Securities Co., Ltd.
Guizhou Huachuang Securities Broker Co., Ltd.
Huafu Securities Co., Ltd.
Huafu Fund Management Co., Ltd.
Huajin Securities Co., Ltd.
Huatai Baoxing Fund Management Co., Ltd.
Huatai Financial Holdings (Hong Kong) Limited
Huatai Securities Co., Ltd.
Huaxi Securities Co., Ltd.
China Asset Management Co., Ltd.
GAM HONG KONG LIMITED
HSBC Qianhai Securities Co., Ltd.
Springs Fund Management Co., Ltd.
Jiahe Fund Management Co., Ltd.
Harvest Fund Management Limited
CCB Principal Asset Management Co., Ltd.
Jianghai Securities Co., Ltd.
Jiangsu Parallel Asset Management Co., Ltd.
Jiangsu Winfast Investment Holding Group Co., Ltd.
Jiangsu Shagang Group Investment Holding Co., Ltd.

Jiangxi Bide Mingqi Private Equity Fund Management Co., Ltd.
Jiangxi Bide Mingqi Asset Management Co., Ltd.
Jingu Securities Investment Consulting Guangdong Co., Ltd
Jinxin Fund Management Co., Ltd.
Golden Glede Private Equity Fund Management (Zhuhai Hengqin) Co., Ltd.
Golden Eagle Asset Management Co., Ltd.
Value Partners Goldstate Fund Management Co., Ltd.
Junhai Chuangxin (Beijing) Consulting Management Co., Ltd.
Kaiyuan Securities Co., Ltd.
Orchid Asia China Management Company Limited
Ledger Capital Investment Co., Ltd.
Minsheng Royal Fund Management Co., Ltd.
JPMorgan Securities (China) Co., Ltd.
Morgan Stanley Investment Management Co., Ltd.
Nanjing Ruilan Private Fund Management Co., Ltd.
Nanjing Yuyang Private Equity Fund Management Partnership Enterprise (L.P.)
Ningbo Meishan Free Trade Port Xinshi Investment Management Co., Ltd.
Agricultural Bank of China Life Insurance Co., Ltd.
Panhou Dynamic (Shanghai) Capital Management Co., Ltd.
Ping An Securities Co., Ltd.
Qingdao Jinguang Zijin Venture Capital Management Co., Ltd.
Qingdao Rural Commercial Bank Corporation
Cephei Capital Management (Tianjin) Limited
Sanya Yufengsheng Private Fund Management Co., Ltd.
Shanxi Securities Co., Ltd.
Shanxi Securities International Asset Management Limited
Merchants Securities Asset Management Co., Ltd.
Shanghai Binghe Asset Management Co., Ltd.
Shanghai Bodu Investment Management Co., Ltd.
Shanghai Chen Yan Asset Management Center (L.P.)
Shanghai CRASSETS Investment Management Co., Ltd.
Dingfeng Asset Management Co., Ltd.
Shanghai Fengcang Equity Investment Fund Management Co., Ltd.
Shanghai Fortune Asset Management Co., Ltd.
Shanghai Hillview Private Equity Fund Management Co., Ltd.
Shanghai International Trust Co., Ltd.
Shanghai Guozan Private Equity Fund Management Partnership (L.P.)
Shanghai Hanggui Investment Management Co., Ltd.
Shanghai Red Elephant Investment Management Co., Ltd.
Shanghai Granview Asset Management CO., Ltd.
Shanghai Huichen Private Fund Management Company Limited
Shanghai Jiashi Private Fund Management Co., Ltd.
Shanghai Jinhe Asset Management Center(L.P.)
Amber Asset Management Company Limited
Shanghai Eureka Investment Partner Co., Ltd. (L.P.)
Shanghai Lingze Private Fund Management Co., Ltd.
Shanghai Miyuan Investment Management Company
Shanghai Mingyu Asset Management Co., Ltd.
Shanghai Minghe Investment Management Co., Ltd.
Shanghai Muchasset Management Co., Ltd.
Shanghai S-land Asset Management Co., Ltd.

Shanghai Niuhu Asset Management Co., Ltd.
Panjing Investment Center (L.P.)
Shanghai Postone Asset Management Partnership Enterprise (L.P.)
Shanghai Pertrust Capital Co., Ltd.
Shanghai Cosea Investment Management Co., Ltd.
Shanghai Qinmu Asset Management Partnership (L.P.)
Shanghai Qingfund Asset Management Center (G.P.)
Shanghai Qiuyang Capital Co., Ltd.
Shanghai Tinnyinvestment Co., Ltd.
Shanghai Tongben Investment Management Center (L.P.)
Shanghai Talent Investment Management Development Center (L.P.)
Shanghai Cayman Asset Management Co., Ltd.
Shanghai Xingzhi Venture Capital Co., Ltd.
Shanghai Loyal Valley Capital Industrial Co., Ltd.
Shanghai Zige Investment Management Co., Ltd.
Shenwan Hongyuan Securities
Shenzhen Chengyi Investment Co., Ltd.
Shenzhen Hong Ding Wealth Management Co., Ltd.
Rising Jinbo Investment Management Co., Ltd.
Shenzhen Joinwin Fund Management Co., Ltd.
Shenzhen LandCapital Investment Ltd.
Shenzhen Qianhai Xuxin Asset Management Co., Ltd.
Shenzhen Shiji Zhiyuan Private Securities Fund Management Co., Ltd.
Shenzhen Guohui Investment Co., Ltd.
Shenzhen Red Pomegranate Investment Management Co., Ltd.
Shenzhen Kaifeng Investment Management Co., Ltd.
Leadinghorse Capital Management Co., Ltd.
Shenzhen Qianhai Tangrong Capital Investment Management Co., Ltd.
Shenzhen Shangcheng Asset Management Co., Ltd.
Shenzhen Xindeying Asset Management Co., Ltd.
Shenzhen Etock Capital Co., Ltd.
Shenzhen Kwt Co., Ltd.
Anvil Rock Capital Co., Ltd.
Shenzhen Xinran Investment Management Co., Ltd.
Shenzhen Zhengyuan Investment Co., Ltd.
Shengyong Private Equity Fund Management (Shanghai) Co., Ltd.
Schroders Group Co., Ltd.
BOCOM Schroder Wealth Management Co., Ltd.
Suzhou Zhongxingyuan Private Fund Management Co., Ltd.
PAG
Taiping Asset Management Co., Ltd.
Tianfeng (Shanghai) Securities Asset Management Co., Ltd.
China Nature Asset Management Co., Ltd.
Western Securities Co., Ltd.
Tibet Yuancheng Investment Management Co., Ltd.
Sinatay Life Insurance Co., Ltd.
Aegon-industrial Fund Management Co., Ltd.
Xingyin Fund Management Co., Ltd.
Asia-Pacific Property & Casualty Insurance Co., Ltd.
Sunlight Asset Management Co., Ltd.

Ten Asset Management Limited
Yiju Asset (Shanghai) Management Co., Ltd.
Finsights Fund Management Co., Ltd.
Yongfeng Fund Management Co., Ltd.
Yuanxin (Zhuhai) Private Equity Fund Management Co., Ltd.
Yunfeng Financial Group Limited
Zhangjiagang Gaozhu Private Equity Fund Management Co., Ltd.
Great Wall Wealth Insurance Asset Management Co., Ltd.
China Greatwall SECURITIES Co., Ltd.
Changjiang Pension Insurance Co., Ltd.
Changjiang Securities (Shanghai) Asset Management Co., Ltd.
Changjiang Securities Company Limited
Hangzhou Guotian Asset Management Co., Ltd.
Zhejiang Rice Bank Asset Management Co., Ltd.
Zhejiang Zheshang Securities Asset Management Co., Ltd.
Zheshang Securities Co., Ltd.
Zhengzhou Yunshan Investment Management Ltd.
YT Capital Limited
Industrial and Commercial Bank of China Limited
CHINA EVERBRIGHT LIMITED
China International Capital Corporation Limited
China Minsheng Banking Corp., Ltd.
PICC Asset Management Company Limited
China Life Asset Management Co., Ltd.
Xinxing Asset Management Company of China
China Galaxy Securities Co., Ltd.
Ing-Bob Life Insurance Co., Ltd.
China Kewo Soil Fund Management Co., Ltd.
Lombarda China Fund Management Co., Ltd.
Zhongtai Securities Co., Ltd.
CITIC-PRUDENTIAL Fund Management Company Ltd.
CITIC Prudential Asset Management Co., Ltd.
China Securities Co., Ltd.
CITIC Securities Co., Ltd.
Italian Asset Management Co., Ltd.
BOC International Securities Co., Ltd.
Bank of China Wealth Management Co., Ltd.
BOC Samsung Life Insurance Co., Ltd.
China Post Securities Co., Ltd.
Central China Securities Co., Ltd.
Chongqing Derui Hengfeng Asset Management Co., Ltd.
Chongqing Jinke Investment Holding (Group) Co., Ltd.
Zhuhai Huiyuan Private Equity Fund Management Co., Ltd.

*          *          *
The following information is provided in connection with the furnishing of the above Record of November 2023 Investor Relation Activity of ACM Research (Shanghai), Inc. (“ACMSH”) (the “Record”) pursuant to the Current Report on Form 8-K reporting requirements of ACM Research, Inc.:

Forward-Looking Statements

Information presented in the Record includes forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements contained in the Record that do not relate to matters of historical fact should be considered forward-looking statements. Forward-looking statements are based on ACMSH management’s current expectations and beliefs, and involve a number of risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from those stated or implied by the forward-looking statements. Those risks and uncertainties include, but are not limited to, the following, any of which could be exacerbated even further by the continuing COVID-19 outbreak in China and globally: anticipated customer orders or identified market opportunities may not grow or develop as anticipated; customer orders already received may be postponed or canceled; ACMSH may be unable to obtain the qualification and acceptance of its delivered tools when anticipated or at all, which would delay or preclude ACMSH’s recognition of revenue from the sale of those tools; suppliers may not be able to meet ACMSH’s demands on a timely basis; ACMSH’s technologies and tools may not gain market acceptance; ACMSH may be unable to compete effectively by, among other things, enhancing its existing tools, adding additional production capacity and engaging additional major customers; ACMSH may incur significant expenses long before it can recognize revenue from new products, if at all, due to the costs and length of research, development, manufacturing and customer evaluation process cycles; volatile global economic, market, industry and other conditions could result in sharply lower demand for products containing semiconductors and for ACMSH’s products and in disruption of capital and credit markets; ACMSH’s failure to successfully manage its operations, including its inability to hire, train, integrate and manage additional qualified engineers for research and development activities; and trade regulations, including those recently published by the U.S. Department of Commerce imposing certain restrictions on equipment shipments and business practices with China-based semiconductor manufacturers, currency fluctuations, political instability and war, all of which may materially adversely affect ACMSH due to its substantial non-U.S. customer and supplier base and its substantial non-U.S. manufacturing operations. A further description of these risks, uncertainties and other matters can be found in filings ACM Research, Inc. makes with the U.S. Securities and Exchange Commission. Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by ACMSH. ACMSH undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in its expectations with regard to these forward-looking statements or the occurrence of unanticipated events.